Exhibit 10.14

EXECUTION COPY

AMENDMENT NO. 1 TO THE

AMENDED AND RESTATED CREDIT AGREEMENT

December 7, 2012

This AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of December 7, 2012, made by and among MICHAEL FOODS GROUP, INC. (f/k/a M-FOODS HOLDINGS, INC.), a Delaware corporation (the “Borrower”), MFI MIDCO CORPORATION, a Delaware corporation (“Holdings”), each of the undersigned banks, financial institutions and other institutional lenders party hereto as Lenders (as defined below), and BANK OF AMERICA, N.A., as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”), amends that certain Amended and Restated Credit Agreement, dated as of February 25, 2011 (as amended, supplemented, amended and restated or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), made by and among the Borrower, Holdings, the banks, financial institutions and other institutional lenders from time to time party thereto as lenders (the “Lenders”), and the Administrative Agent. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Credit Agreement.

WHEREAS, the Borrower and Holdings desire to amend the Credit Agreement as hereinafter set forth;

WHEREAS, pursuant to Section 10.01 of the Credit Agreement, the consent of the Required Lenders is required to make the amendment described in the preceding paragraph; and

WHEREAS, the undersigned Lenders (such undersigned Lenders, the “Consenting Lenders”, which Consenting Lenders also constitute the Required Lenders under the Credit Agreement), the Administrative Agent, the Borrower and Holdings have agreed, subject to the terms and conditions stated below, to the amendment of the Credit Agreement, as set forth in Section 1 below;

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the First Amendment Date (as defined below), and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:

(a)	The following defined term shall be added to Section 1.01 of the Credit Agreement, in alphabetical order:

“First Amendment Agreement” means Amendment No. 1 to the Amended and Restated Credit Agreement, dated as of December 7, 2012, made by and among the Borrower, Holdings, the Administrative Agent, and each of the Lenders party thereto.

“First Amendment Date” means the first date on which all of the conditions precedent set forth in Section 2 of the First Amendment Agreement are satisfied or waived in accordance with the terms thereof and Section 10.01 hereof.

(b) The definition of “Loan Documents” in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the word “and” immediately prior to clause (vi) in subsection (a) thereof, and (ii) inserting the phrase “, and (viii) the First Amendment Agreement” immediately before subsection (b) in such definition.

(c) Section 2.05(a)(i) of the Credit Agreement is hereby amended by replacing the phrase “in each case on or prior to date that is six months following the Effective Date” set forth in the last sentence of such Section 2.05(a)(i) with the phrase “in each case on or prior to date that is one year following the First Amendment Date”.

(d) Article VI of the Credit Agreement is hereby amended by inserting the following section immediately following Section 6.16:

6.17 Additional First Amendment Agreement Consent Fee. To the extent that (a) pursuant to the First Amendment Agreement, the Borrower was only required to pay an “Amendment Fee” (as defined in the First Amendment Agreement) to each consenting Lender thereunder in an amount equal to 0.15% of each such consenting Lender’s then-outstanding Loans and then-effective Commitments, and (b) as a result of any indirect parent of the Borrower offering or consummating an initial issuance of debt, the Borrower’s public corporate credit rating from S&P is downgraded to below “B” or the Borrower’s public corporate family rating from Moody’s is downgraded to below “B2”, after the First Amendment Date, then the Borrower shall, within two Business Days of the date of such downgrade, pay to the Administrative Agent, for the account of each Lender that was a Lender as of the First Amendment Date and that duly consented to the amendments set forth in the First Amendment Agreement (in accordance with the terms thereof), an additional consent fee in an amount equal to 0.10% of the sum of the aggregate principal amount of all of the Loans and Commitments of such Lender that were outstanding or in effect as of the First Amendment Date.

(e) Section 7.06(f) of the Credit Agreement is hereby amended by replacing the phrase “with a maximum Total Leverage Ratio of 5.0:1.0” set forth in Section 7.06(f)(2)(B)(x) with the phrase “with a maximum Total Leverage Ratio of (I) for any four fiscal quarter measurement period ended prior to March 31, 2015, 5.50:1.0, and (II) for any four fiscal quarter measurement period ended on or after March 31, 2015, 5.0:1.0”.

SECTION 2. Conditions to Effectiveness. This Amendment shall become effective on and as of the first Business Day occurring on or before December 11, 2012 on which the following conditions precedent shall have been satisfied (such date, the “First Amendment Date”):

(a) The receipt by the Administrative Agent (or its counsel) of counterparts of this Amendment executed by the Borrower, Holdings and the Required Lenders (each of which shall be originals, or facsimiles or “.pdf” files (followed promptly by originals)).

(b) The receipt by the Administrative Agent (or its counsel) of a Consent of Guarantor, in substantially the form attached as Exhibit A hereto, executed by each Guarantor (each of which shall be originals, or facsimiles or “.pdf” files (followed promptly by originals)).

(c) The receipt by the Administrative Agent (or its counsel) of a certificate signed by a duly authorized officer of the Borrower stating that:

(i) The representations and warranties contained in Section 3 hereof are true and correct in all material respects on and as of the date of such certificate as though made on and as of such date (other than any such representations or warranties that, by their terms, refer to a date other than the date of such certificate); and

(ii) No Default or Event of Default has occurred and is continuing, or would result from the execution and delivery of this Amendment, or from the consummation of the related transactions.

(d) All costs, fees (including any fees separately agreed in writing), expenses (including without limitation legal fees and expenses) and other compensation contemplated by Section 5 or by the Credit Agreement, payable to the Administrative Agent (including on behalf of the Lenders), shall have been paid to the extent due (and, in the case of expenses, invoiced) and required to be paid on the First Amendment Date shall have been paid.

(e) The Borrower shall have paid to the Administrative Agent on or prior to the First Amendment Date, for the account of each Lender (other than any Defaulting Lender) that has unconditionally and irrevocably returned an executed signature page to this Amendment to the Administrative Agent (or its counsel) at or prior 4:00 p.m. (New York City time) on December 7, 2012 (the “Consent Deadline”) consenting to the amendments set forth in Section 1 hereof, an amendment fee (the “Amendment Fee”) in an amount equal to (i) if, as of the First Amendment Date, (x) the Borrower’s public corporate credit rating from S&P is at least “B” and (y) the Borrower’s public corporate family rating from Moody’s is at least “B2”, 0.15% of the sum of the aggregate principal amount of all of the Loans and Commitments of such Lender outstanding or in effect, as applicable, as of the Consent Deadline, or (ii) if, as of the First Amendment Date, (x) the Borrower’s public corporate credit rating from S&P is less than “B” and/or (y) the Borrower’s public corporate family rating from Moody’s is less than “B2”, 0.25% of the sum of the aggregate principal amount of all of the Loans and Commitments of such Lender outstanding or in effect, as applicable, as of the Consent Deadline (it being understood that the Borrower shall have no liability to pay any of the Amendment Fee if the First Amendment Date does not occur).

SECTION 3. Representations and Warranties of the Borrower. Each of Holdings and the Borrower hereby represents and warrants to the Consenting Lenders and the Administrative Agent, as of the First Amendment Date that:

(a) Both before and after giving effect to this Amendment, each of the representations and warranties of the Borrower and Holdings contained in Article V of the Amended Credit Agreement (as defined below), or in any other Loan Document, are true and correct in all material respects (and in all respects if already qualified by materiality or Material Adverse Effect) on and as of such date, except (i) to the extent that such representations or warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (and in all respects if already qualified by materiality or Material Adverse Effect) as of such earlier date, and (ii) that for purposes of this Section 3, the representations and warranties contained in Section 5.05(a), and in Sections 5.05(b) and (c) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 6.01(a) and Section 6.01(b) of the Credit Agreement, respectively.

(b) The execution, delivery and performance by each of the Borrower and Holdings of this Amendment and the Loan Documents, as amended hereby, to which it is or is to be a party, and the consummation of the transactions contemplated hereby, are within its corporate powers, have been duly authorized by all necessary corporate action and do not (i) contravene its Organization Documents, (ii) violate any Law, (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting the Borrower or Holdings, as applicable, any of the Borrower’s Subsidiaries or any of their properties or (iv) except for the Liens created under the Collateral Documents, as amended hereby, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of Holdings, or the Borrower or any of its Subsidiaries.

(c) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body or any other third party is required for the due execution, delivery or performance by the Borrower or Holdings of this Amendment or any of the Loan Documents, as amended hereby, to which the Borrower or Holdings, as the case may be, is or is to be a party.

(d) This Amendment has been duly executed and delivered by the Borrower and by Holdings. This Amendment and each of the other Loan Documents, as amended hereby, to which the Borrower or Holdings, as the case may be, is a party are legal, valid and binding obligations of the Borrower or Holdings, as applicable, enforceable against it in accordance with their respective terms.

SECTION 4. Reference to and Effect on the Credit Agreement and the other Loan Documents.

(a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by, and after giving effect to, this Amendment (the Credit Agreement, as so amended, the “Amended Credit Agreement”).

(b) Each Loan Document, after giving effect to this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed, except that, on and after the effectiveness of this Agreement, each reference in each of the Loan Documents (including the Security Agreement, each Guaranty and the other Collateral Documents) to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by, and after giving effect to, this Amendment. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Secured Obligations of the Loan Parties under the Loan Documents, as amended by, and after giving effect to, this Amendment, in each case subject to the terms thereof.

(c) Each Loan Party party hereto hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party, (ii) ratifies and reaffirms each grant of a lien on, or security interest in, its property made pursuant to the Collateral Documents (including, without limitation, the grant of security made by such Loan Party pursuant to the Security Agreement) and confirms that such liens and security interests continue to secure the Secured Obligations under the Loan Documents, including, without limitation, all Obligations resulting from or incurred pursuant to the this Amendment, in each case subject to the terms thereof, and (iii) in the case of each Guarantor, ratifies and reaffirms its guaranty of the Obligations pursuant to the Guaranty to which it is a party.

(d) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, or constitute a waiver of any provision of any of the Loan Documents.

SECTION 5. Costs, Expenses and Taxes. The Borrower hereby agrees to pay on receipt of a reasonably detailed written invoice therefor all reasonable out of pocket costs and expenses of the Administrative Agent (including without limitation legal fees and expenses) in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, in accordance with the terms of Section 10.04 of the Credit Agreement.

SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

SECTION 7. Survival of Representations and Warranties. All representations and warranties made hereunder or in other documents delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative

Agent and each Lender, regardless of any investigation made by any Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of its consent to this Amendment, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding.

SECTION 8. Loan Document. This Amendment is a “Loan Document” under, and as defined in, the Amended Credit Agreement, and may not be amended, modified or waived except in accordance with the terms and conditions of Section 10.01 of the Amended Credit Agreement.

SECTION 9. Integration. This Amendment, along with the Amended Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

SECTION 10. Severability. If any provision of this Amendment or any other Loan Document is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Amendment and the other Loan Documents shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 11. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 12. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 12.

SECTION 13. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to the Amended and Restated Credit Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

MICHAEL FOODS GROUP, INC., as Borrower

By: /s/ James E. Dwyer, Jr.
Name: James E. Dwyer, Jr.
Title: Chief Executive Officer and President

MFI MIDCO CORPORATION, as Holdings

By: /s/ James E. Dwyer, Jr.
Name: James E. Dwyer, Jr.
Title: Chief Executive Officer and President

BANK OF AMERICA, N.A., as Administrative Agent and as Lender

By: /s/ Adam Cady
Name: Adam Cady
Title: Managing Director